Exhibit 10.2

AMENDMENT NO. 4 TO

LOAN AND SERVICING AGREEMENT

This AMENDMENT NO. 4 TO LOAN AND SERVICING AGREEMENT, dated as of December 28, 2011 (this “Amendment”), is executed by and among DT WAREHOUSE II, LLC, a Delaware limited liability company, as Borrower, DT CREDIT COMPANY, LLC, an Arizona limited liability company, as Servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Paying Agent and Securities Intermediary, and SANTANDER CONSUMER USA INC., as Lender and Backup Servicer. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Loan and Servicing Agreement” (defined below).

WITNESSETH:

WHEREAS, the Borrower, the Servicer, the Lender, the Backup Servicer, the Securities Intermediary and the Paying Agent entered into that certain Loan and Servicing Agreement dated as of May 10, 2010, as amended by that certain Amendment No. 1, dated June 15, 2010, that certain Amendment No. 2, dated July 23, 2010, and that certain Amendment No. 3, dated September 26, 2011 (collectively, as amended “Loan and Servicing Agreement”); and

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Loan and Servicing Agreement as described below.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Loan and Servicing Agreement. Effective as of the date hereof, and subject to the satisfaction of the conditions precedent and subsequent set forth in Section 2 hereof, the Loan and Servicing Agreement is hereby amended as follows:

1.1 The definition of “Charged-Off Contract” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended and restated as follows:

“Charged-Off Contract” means a Contract with respect to which any of the following shall have occurred: (i) all, or any part in excess of 10%, of any Scheduled Payment is one hundred and twenty (120) or more delinquent on the last day of a calendar month; (ii) the related Financed Vehicle has been surrendered or repossessed and the redemption period granted the Contract Debtor or required by applicable law has expired, or is to be repossessed but is unable to be located or is otherwise subject to being repossessed; (iii) which has been settled for less than the Principal Balance; (iv) which has been liquidated by the Servicer through the sale of the Financed Vehicle; (v) for which proceeds have been received which in the Servicer’s reasonable judgment, constitute the final amounts recoverable in respect of such Contract; or (vi) which has been charged-off (or should have been charged-off) in accordance with the Credit and Collection Policy.

1.2 The definition of “Level Two Trigger Event” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended by deleting clause (g) thereof and substituting, in lieu thereof, respectively, the following:

(g) the Rolling Average Extension Rate shall exceed 5.00%.

1.3 The definition of “Servicer Default” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended by deleting clause (h) thereof and substituting, in lieu thereof, respectively, the following:

(h) the Rolling Average Extension Rate shall exceed 5.50%.

1.4 Section 1.01 of the Loan and Servicing Agreement is hereby amended by adding the following definition of “Wells Fargo Warehouse Facility” to Section 1.01:

“Wells Fargo Warehouse Facility” means that certain Loan and Security Agreement dated as of December 23, 2011, among DT Warehouse V, LLC, as borrower, DTCC, as servicer, Wells Fargo Bank, National Association, a national banking association, as Lender, Backup Servicer, Paying Agent and Securities Intermediary, and Wells Fargo Securities, LLC, as Administrative Agent, as amended, modified, waived, restated, replaced or supplemented from time to time.

SECTION 2. Consent to Amendment. Pursuant to Section 5.03(l) of the Loan and Servicing Agreement and Section 7.1 of the Purchase Agreement, Lender hereby consents to the amendments of the Purchase Agreement set forth in the Amended and Restated Purchase Agreement, dated as of the date hereof.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Lender of counterparts of this Amendment executed by each of the parties hereto.

SECTION 4. Representations, Warranties and Confirmations. Each of the Servicer and the Borrower hereby represents and warrants that:

4.1 It has the power and is duly authorized to execute and deliver this Amendment.

4.2 The execution and delivery of this Amendment has been duly authorized by all corporate or limited liability company action necessary on its part.

4.3 This Amendment and the Loan and Servicing Agreement as amended hereby, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.

4.4 Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of each such party, respectively, set forth in the Loan and Servicing Agreement and as amended hereby, are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).

4.5 Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes an Event of Termination or Incipient Event of Termination.

SECTION 5. Entire Agreement. The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

SECTION 6. Effectiveness of Amendment. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Loan and Servicing Agreement shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is effective only for the specific purpose for which it is given and shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Loan and Servicing Agreement or any right, power or remedy of any Lender under the Loan and Servicing Agreement. Upon the effectiveness of this Amendment, each reference in the Loan and Servicing Agreement to “this Agreement” or “this Loan and Servicing Agreement” or words of like import shall mean and be references to the Loan and Servicing Agreement as amended hereby, and each reference in any other Facility Document to the Loan and Servicing Agreement or to any terms defined in the Loan and Servicing Agreement which are modified hereby shall mean and be references to the Loan and Servicing Agreement or to such terms as modified hereby.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Severability. In case any provision in this Amendment will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

SECTION 9. Binding Effect. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

SECTION 10. Headings. The Section headings herein are for convenience only and will not affect the construction hereof.

SECTION 11. Novation. This Amendment does not constitute a novation or termination of the Loan and Servicing Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

DT WAREHOUSE II, LLC

By:	/s/ Mark Sauder
Name: Mark Sauder
Title: President

DT CREDIT COMPANY, LLC

By:	/s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Paying Agent and Securities Intermediary

By:	/s/ Jeanine C. Casey
Name: Jeanine C. Casey
Title: Vice President

SANTANDER CONSUMER USA INC.
as Lender and Backup Servicer

By:	/s/ Jason Kulas
Name: Jason Kulas
Title: Chief Financial Officer